UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(707) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ENPH	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Accounting Officer
On April 19, 2024, Mary Erginsoy, 41, was appointed by the board of directors to serve as the Vice President and Chief Accounting Officer of Enphase Energy, Inc. (“Enphase”), effective April 24, 2024. In this role, Ms. Erginsoy will serve as Principal Accounting Officer and continues to report to Enphase’s Chief Financial Officer, Mandy Yang.
Ms. Erginsoy brings to Enphase approximately 20 years of experience in accounting and financial reporting in the solar industry. She joined Enphase in 2019 as senior director and corporate controller and is responsible for global operational accounting, technical accounting and financial reporting. Prior to joining Enphase, she served in various management positions at SunPower Corporation from 2007 to 2018, including director and corporate controller of 8point3 Energy Partners where she was responsible for accounting operations as well as financial planning and analysis and treasury. Prior to that, she was an auditor with Ernst & Young LLP. Ms. Erginsoy earned her Bachelor of Science degree in business administration with dual concentrations in finance and accounting, and a minor in economics from California Polytechnic State University. She is a Certified Public Accountant in California.
There are no family relationships between Ms. Erginsoy and any director, executive officer, or any person nominated or chosen by Enphase to become a director or executive officer. There are no transactions in which Ms. Erginsoy has an interest requiring disclosure on the part of Enphase under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
Enphase will enter into its standard form of indemnification agreement with Ms. Erginsoy, previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Registration Statement on Form S-1/A on August 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	April 23, 2024	ENPHASE ENERGY, INC.
		By:	/s/ Mandy Yang
Mandy Yang
Chief Financial Officer